UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 6, 2022

(Date of earliest event reported: April 5, 2022)

Icon Media Holdings, Inc.

  (Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	0-30851 (Commission File No.)	88-0404114 (IRS Employer Identification No.)

187 E WARM SPRINGS ROAD SUITE B

LAS VEGAS, NV 89119

(Address of principal executive offices, including zip code)

(424) 358-1046

(Registrant’s telephone number, including area code)

USA Signal Technology, Inc

5520 McNeely Drive, Suite 101

Raleigh, NC 27612

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Current Report on Form 8-K of Icon Media Holdings, Inc. (“ICNM” or the “Company”), and the documents incorporated herein by reference, may contain forward-looking statements which are based on Management's current expectations, estimates and projections subject to change. Words such as "anticipates," "expects," "intends," "plans," "targets," "projects," "believes," "seeks," "estimates" and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2022, the Company entered into a definite agreement with Community Economic Capital LLC, a California limited liability company, controlled by Frank I Igwealor, (the "Seller"), and Eastwin8 Pte Ltd, Singapore ("EASTWIN8", “Purchaser”), wherein Seller sold its control block preferred stock of the Company, to Purchaser, represented by Mr. David Chong as part of a mutually beneficial transaction in the Company purchased the total outstanding shares of EASTWIN8 in exchange of majority holding, the control block preferred stock.

Item 5.01	Changes in Control of Registrant.

On April 5, 2022, Community Economic Capital LLC, (“CED Capital”) a California limited liability company, controlled by Frank I Igwealor sold its control block preferred stock of the Company, to Eastwin8 Pte Ltd as part of a mutually beneficial transaction in which the Company purchased the total outstanding shares of EASTWIN8 in exchange of majority holding, the control block preferred stock of the Company. Subsequent to the sale, Mr. Frank I Igwealor who was the sole member of the Board and President, Secretary and Treasurer of the Company resigned from these positions. Eastwin8 Pte Ltd nominees, Mr. Tan Chin Ngiap, and Mr David Chong, the control shareholder of the Company took over all the positions that were previously held by Mr. Igwealor.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2022, following a change of control transaction that was completed on April 5, 2022, the Company appointed Mr. Tan Chin Ngiap as member of the Board , Chairman, President, CEO, Secretary; and Mr David Chong as member of the Board, CFO and Treasurer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: On April 6, 2022

ICON MEDIA HOLDINGS, INC.

By:	/s/ Mr. Tan Chin Ngiap
Mr. Tan Chin Ngiap
Chairman, CEO, President and Director

        /s/ Mr David Chong

_____________________________

Mr David Chong CFO, Treasurer and Director